Exhibit 99.1

M-tron Industries, Inc. Appoints Cameron Pforr as Chief Executive Officer

ORLANDO, Florida (November 13, 2025) — M-tron Industries, Inc. (NYSE American: MPTI) ("Mtron" or the "Company"), a U.S.-based supplier of radio frequency components and solutions to the aerospace & defense, avionics and space industries, announced today that the Board of Directors has appointed Cameron Pforr as Chief Executive Officer, effective immediately. Mr. Pforr has served as Interim Chief Executive Officer since February 2025.

"During his tenure as Interim CEO, Cameron has demonstrated strong leadership, a deep understanding of our business, and a clear strategic vision for our future," said Bel Lazar, Chairman of the Board. "The Board is confident Cameron is the right leader to guide Mtron through its next phase of growth and value creation."

Mr. Pforr said, "It has been a privilege to lead Mtron over the past several months, and I'm honored to continue working alongside our talented team as we execute on our strategy to deliver long-term value for our shareholders, customers, and employees. Mtron is a critical part of the defense industrial base, supporting numerous systems and programs that are essential elements of our nation’s defense and those of our allies. It is exciting to lead Mtron at this time of great change in our defense strategy, how autonomous systems and the dominance of the information domain and the electromagnetic spectrum have become key components of the battlefield, combined with the dramatic changes in the defense acquisition process. Mtron and its employees stand ready to meet this need."

About Mtron

M-tron Industries, Inc. (NYSE American: MPTI) designs, manufactures, and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, Mtron provides close support to its customers throughout our products’ entire life cycle, including product design, prototyping, production, and subsequent product upgrades. Mtron has design and manufacturing facilities in Orlando, Florida, and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India. For more information, visit http://www.mtron.com/.

Cautionary Note Concerning Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to Mtron, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by Mtron with the Securities and Exchange Commission, including those risks set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K as filed with the SEC on March 27, 2025. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. Mtron undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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Contact:

M-tron Industries, Inc. Investor Relations

ir@mtron.com

Cameron Pforr

Chief Executive Officer